                                                                    EXHIBIT 5(B)

                       INVESTMENT SUB-ADVISORY AGREEMENT



                                    BETWEEN



                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                      AND



                   DAVID L. BABSON AND COMPANY INCORPORATED



           (WITH RESPECT TO MASSMUTUAL SMALL CAP VALUE EQUITY FUND)

                       INVESTMENT SUB-ADVISORY AGREEMENT
                       ---------------------------------


          This INVESTMENT SUB-ADVISORY AGREEMENT (the "Sub-Advisory Agreement"), is by and between David L. Babson and Company Incorporated, organized under the laws of the Commonwealth of Massachusetts (the "Sub-Adviser"), and Massachusetts Mutual Life Insurance Company, a Massachusetts corporation ("MassMutual"), effective this 1st day of January, 1997.

          WHEREAS, the MassMutual Small Cap Value Equity Fund (the "Fund") is a series of MassMutual Institutional Funds (the "Trust"), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act"), and the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

          WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

          WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

          WHEREAS, MassMutual desires to appoint the Sub-Adviser as its sub-adviser for the Fund and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.        GENERAL PROVISION.
          ------------------

          MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust's Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

          (a) the provisions of the Act and any rules or regulations thereunder;

          (b)  any other applicable provisions of state or federal law;

          (c) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time (collectively referred to as the "Trust Documents");

          (d) policies and determinations of the Board of Trustees of the Trust and MassMutual;

          (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and

          (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

          The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.        DUTIES OF THE SUB-ADVISER.
          --------------------------

          (a) The Sub-Adviser shall, subject to the direction and control by the Trust's Board of Trustees or MassMutual, to the extent MassMutual's direction is not inconsistent with that of the Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund, directly or through MassMutual, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

          (b) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 5 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

          (c) Provided that nothing herein shall be deemed to protect the Sub-Adviser from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory

               Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

          (d) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

          (e) The Sub-Adviser shall cooperate with MassMutual by providing MassMutual with any information in the Sub-Adviser's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Sub-Adviser shall, at its own expense, provide such officers for the Trust as its Board may request.

3.        DUTIES OF MASSMUTUAL
          --------------------

          MassMutual shall provide the Sub-Adviser with the following information about the Fund:

          (a)  cash flow estimates on request;

          (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

          (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and (f) of Section 1 hereof, above.

4.        COMPENSATION OF THE SUB-ADVISER.
          --------------------------------

          MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid weekly at the annual rate .25% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each week.

5.        PORTFOLIO TRANSACTIONS AND BROKERAGE.
          -------------------------------------

          (a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

          (b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

          (c) The Sub-Adviser shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.        DURATION.
          ---------

          Unless terminated earlier pursuant to Section 7 hereof, this Sub-Advisory Agreement shall remain in effect until August 2, 1997. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.        TERMINATION.
          ------------

          This Sub-Advisory Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by MassMutual or the Sub-Adviser at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to MassMutual and the Sub-Adviser provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.        DISCLAIMER OF SHAREHOLDER LIABILITY.
          ------------------------------------

          MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

9.        NOTICE.
          -------

          Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

               If to MassMutual:

                    Massachusetts Mutual Life Insurance Company
                    1295 State Street
                    Springfield, MA  01111
                    Attention:  Hamline C. Wilson
                       Senior Managing Director

               If to the Sub-Adviser:

                    David L. Babson and Company Incorporated
                    One Memorial Drive
                    Cambridge, MA 02142
                    Attention:  John V. Murphy
                          Chief Operating Officer

               If to either party, copies to:

                    MassMutual Institutional Funds
                    1295 State Street
                    Springfield, MA 01111
                    Attention:  Stuart H. Reese
                          President

                    Investors Bank & Trust
                    89 South Street
                    Boston, MA  02111
                    Attention:  Susan Mosher, Esq.


          IN WITNESS WHEREOF, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed on the day and year first above written.


                              MASSACHUSETTS MUTUAL LIFE
                              INSURANCE COMPANY



                              BY: ___________________________________
                                  Hamline C. Wilson
                                  Senior Managing Director



                              DAVID L. BABSON AND COMPANY INCORPORATED



                              BY: ____________________________________
                                  John V. Murphy
                                  Chief Operating Officer


          ACCEPTED AND ACKNOWLEDGED:
          --------------------------


          MASSMUTUAL INSTITUTIONAL FUNDS ON BEHALF OF
          MASSMUTUAL SMALL CAP VALUE EQUITY FUND




          BY: _____________________________________
              Stuart H. Reese
              President

                                                                    EXHIBIT 5(B)



                       INVESTMENT SUB-ADVISORY AGREEMENT



                                    BETWEEN




                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                      AND




                   DAVID L. BABSON AND COMPANY INCORPORATED



   (WITH RESPECT TO THE VALUE EQUITY SECTOR OF THE MASSMUTUAL BALANCED FUND)

                       INVESTMENT SUB-ADVISORY AGREEMENT
                       ---------------------------------

     This INVESTMENT SUB-ADVISORY AGREEMENT (the "Sub-Advisory Agreement"), is by and between David L. Babson and Company Incorporated, organized under the laws of the Commonwealth of Massachusetts (the "Sub-Adviser"), and Massachusetts Mutual Life Insurance Company, a Massachusetts corporation ("MassMutual"), effective this 1st day of January, 1997.

     WHEREAS, the MassMutual Balanced Fund (the "Fund") is a series of MassMutual Institutional Funds (the "Trust"), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act"), and the Trust has appointed MassMutual as the investment adviser for the Fund, including the Equity Sector of the Fund, pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

     WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

     WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, MassMutual desires to appoint the Sub-Adviser as its sub-adviser for the Fund and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   GENERAL PROVISION.
     ------------------

     MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust's Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

     (a)  the provisions of the Act and any rules or regulations thereunder;

     (b)  any other applicable provisions of state or federal law;

     (c) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time (collectively referred to as the "Trust Documents");

     (d) policies and determinations of the Board of Trustees of the Trust and MassMutual;

     (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and

     (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

     The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.   DUTIES OF THE SUB-ADVISER.
     --------------------------

     (a) The Sub-Adviser shall, subject to the direction and control by the Trust's Board of Trustees or MassMutual, to the extent MassMutual's direction is not inconsistent with that of the Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund, directly or through MassMutual, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

     (b) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of
          Section 5 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

     (c) Provided that nothing herein shall be deemed to protect the Sub-Adviser from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

     (d) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

     (e) The Sub-Adviser shall cooperate with MassMutual by providing MassMutual with any information in the Sub-Adviser's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Sub-Adviser shall, at its own expense, provide su ch officers for the Trust as its Board may request.

3.   DUTIES OF MASSMUTUAL
     --------------------

     MassMutual shall provide the Sub-Adviser with the following information about the Fund:

     (a)  cash flow estimates on request;

     (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

     (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and
          (f) of Section 1 hereof, above.

4.   COMPENSATION OF THE SUB-ADVISER.
     --------------------------------

     MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid weekly at the annual rate .13% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each week.

5.   PORTFOLIO TRANSACTIONS AND BROKERAGE.
     -------------------------------------

     (a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

     (b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

     (c) The Sub-Adviser shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.   DURATION.
     ---------

     Unless terminated earlier pursuant to Section 7 hereof, this Sub-Advisory Agreement shall remain in effect until August 2, 1997. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.   TERMINATION.
     ------------

     This Sub-Advisory Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by MassMutual or the Sub-Adviser at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to MassMutual and the Sub-Adviser provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.   DISCLAIMER OF SHAREHOLDER LIABILITY.
     ------------------------------------

     MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

9.   NOTICE.
     -------

     Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

          If to MassMutual:

               Massachusetts Mutual Life Insurance Company
               1295 State Street
               Springfield, MA  01111
               Attention:  Hamline C. Wilson
                           Senior Managing Director

          If to the Sub-Adviser:

               David L. Babson and Company Incorporated
               One Memorial Drive
               Cambridge, MA 02142
               Attention:  John V. Murphy
                           Chief Operating Officer

          If to either party, copies to:

               MassMutual Institutional Funds
               1295 State Street
               Springfield, MA 01111
               Attention:  Stuart H. Reese

                           President
               Investors Bank & Trust
               89 South Street
               Boston, MA  02111
               Attention:  Susan Mosher, Esq.


   IN WITNESS WHEREOF, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed on the day and year first above written.


                                 MASSACHUSETTS MUTUAL LIFE
                                 INSURANCE COMPANY



                                 By:  ___________________________________
                                      Hamline C. Wilson
                                      Senior Managing Director



                                 DAVID L. BABSON AND COMPANY
                                 INCORPORATED



                                 By:  ____________________________________
                                      John V. Murphy
                                      Chief Operating Officer



     ACCEPTED AND ACKNOWLEDGED:
     --------------------------


     MASSMUTUAL INSTITUTIONAL FUNDS on behalf of the Value Equity Sector of the MASSMUTUAL BALANCED FUND




     By:  _____________________________________
          Stuart H. Reese
          President

                       INVESTMENT SUB-ADVISORY AGREEMENT


                                     Between


                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                                      And


                   DAVID L. BABSON AND COMPANY INCORPORATED


                (With respect to MassMutual Value Equity Fund)

                       INVESTMENT SUB-ADVISORY AGREEMENT
                       ---------------------------------

     This INVESTMENT SUB-ADVISORY AGREEMENT (the "Sub-Advisory Agreement"), is by and between David L. Babson and Company Incorporated, organized under the laws of the Commonwealth of Massachusetts (the "Sub-Adviser"), and Massachusetts Mutual Life Insurance Company, a Massachusetts corporation ("MassMutual"), effective this 1st day of January, 1997.

     WHEREAS, the MassMutual Value Equity Fund (the "Fund") is a series of MassMutual Institutional Funds (the "Trust"), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act"), and the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

     WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

     WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, MassMutual desires to appoint the Sub-Adviser as its sub-adviser for the Fund and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   GENERAL PROVISION.
     -----------------

     MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust's Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

     (a)  the provisions of the Act and any rules or regulations thereunder;

     (b)  any other applicable provisions of state or federal law;

     (c) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time (collectively referred to as the "Trust Documents");

     (d) policies and determinations of the Board of Trustees of the Trust and MassMutual;

     (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and

     (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

     The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.   DUTIES OF THE SUB-ADVISER.
     -------------------------

     (a) The Sub-Adviser shall, subject to the direction and control by the Trust's Board of Trustees or MassMutual, to the extent MassMutual's direction is not inconsistent with that of the Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund, directly or through MassMutual, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

     (b) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of
          Section 5 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

     (c) Provided that nothing herein shall be deemed to protect the Sub-Adviser from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors omissions in connection with any matters to which this Sub-Advisory Agreement relates.

     (d) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

     (e) The Sub-Adviser shall cooperate with MassMutual by providing MassMutual with any information in the Sub-Adviser's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Sub-Adviser shall, at its own expense, provide such officers for the Trust as its Board may request.

3.   DUTIES OF MASSMUTUAL
     --------------------

     MassMutual shall provide the Sub-Adviser with the following information about the Fund:

     (a)  cash flow estimates on request;

     (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

     (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and
          (f) of Section 1 hereof, above.

4.   COMPENSATION OF THE SUB-ADVISER.
     -------------------------------

     MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid weekly at the annual rate .13% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each week.

5.   PORTFOLIO TRANSACTIONS AND BROKERAGE.
     ------------------------------------

     (a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.


     (b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into acts a contract either in which as the broker principal or as agent.

     (c) The Sub-Adviser shall select broker-dealer to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular transactions of the Fund.

6.   DURATION.
     ---------

     Unless terminated earlier pursuant to Section 7 hereof, this Sub-Advisory Agreement shall remain in effect until August 2, 1997. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.   TERMINATION.
     ------------

     This Sub-Advisory Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by MassMutual or the Sub-Adviser at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to MassMutual and the Sub-Adviser provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.   DISCLAIMER OF SHAREHOLDER LIABILITY.
     ------------------------------------

     MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

9.   NOTICE.
     -------

     Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

               If to MassMutual:

                    Massachusetts Mutual Life Insurance Company
                    1295 State Street
                    Springfield, MA  01111
                    Attention:  Hamline C. Wilson
                                Senior Managing Director

               If to the Sub-Adviser:

                    David L. Babson and Company Incorporated
                    One Memorial Drive
                    Cambridge, MA 02142
                    Attention:  John V. Murphy
                                Chief Operating Officer

               If to either party, copies to:

                    MassMutual Institutional Funds
                    1295 State Street
                    Springfield, MA 01111
                    Attention:  Stuart H. Reese

                                   President
                    Investors Bank & Trust
                    89 South Street
                    Boston, MA  02111
                    Attention:  Susan Mosher, Esq.


     IN WITNESS WHEREOF, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed on the day and year first above written.


                                   MASSACHUSETTS MUTUAL LIFE
                                   INSURANCE COMPANY


                                    By:___________________________________
                                       Hamline C. Wilson
                                       Senior Managing Director


                                   DAVID L. BABSON AND COMPANY
                                   INCORPORATED


                                   By:____________________________________
                                      John V. Murphy
                                      Chief Operating Officer


     Accepted and Acknowledged:
     --------------------------

     MASSMUTUAL INSTITUTIONAL FUNDS on behalf of MASSMUTUAL VALUE EQUITY FUND


     By:_____________________________________
        Stuart H. Reese
        President